BSCH	Exchange Traded Funds	|	9.28.2017
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
BSCH	Guggenheim BulletShares 2017 Corporate Bond ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated September 28, 2017, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Sku # ETF-SUMPRO-BSCH	guggenheiminvestments.com

Guggenheim BulletShares 2017 Corporate Bond ETF (BSCH)

INVESTMENT OBJECTIVE
The Guggenheim BulletShares 2017 Corporate Bond ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an investment grade corporate bond index called the Nasdaq BulletShares® USD Corporate Bond 2017 Index (the “2017 Index” or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.24%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$25	$77	$135	$306

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the 2017 Index. The 2017 Index is a rules-based index (i.e., an index constructed using specified criteria) comprised of, as of August 31, 2017, approximately 99 investment grade corporate bonds with effective maturities in the year 2017. The 2017 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated investment-grade corporate bonds with effective maturities in the year 2017. The effective maturity of an eligible corporate bond is determined by its actual maturity or, in the case of callable securities, the effective maturity of the security is determined in accordance with a rules-based methodology developed by Accretive Asset Management, LLC (“Accretive” or the “Index Provider”). The actual maturity of a callable security may change because an issuer of a callable security may "call" or repay the amount owed under the security before its stated maturity. As of the date of this Prospectus, the expected duration of the 2017 Index, and thus of the Fund, is 0 to 0.25 years. Accretive is affiliated with Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), and Guggenheim Funds Distributors, LLC, the Fund's distributor (the "Distributor").

The Fund has a designated year of maturity of 2017 and will terminate on or about December 31, 2017. In connection with such termination, the Fund will make a cash distribution to then-current shareholders of its net

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assets after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. The Fund will invest at least 80% of its total assets in component securities that comprise the 2017 Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in corporate bonds. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the 2017 Index. As the Fund is in the final year of its operations, the bonds in the 2017 Index are maturing, and the Fund’s portfolio is in the process of transitioning to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper. The Fund will terminate on or about December 31, 2017 without requiring additional approval by the Board of Trustees (the “Board”) of Claymore Exchange-Traded Fund Trust (the "Trust") or Fund shareholders. The Board may change the termination date to an earlier or later date without shareholder approval if a majority of the Board determines the change to be in the best interest of the Fund. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund expects to use a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, sector, duration and other financial characteristics of fixed income instruments. The quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund, potential transaction costs in acquiring particular securities, the anticipated impact of particular Index components on the performance of the Index and the availability of particular securities in the secondary market. However, the Fund may use replication to seek to achieve its investment objective if practicable. A replication strategy involves generally investing in all of the securities in the Index with the same weights as the Index. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of May 31, 2017, the financial sector represented a substantial portion of the Index.
Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board that it approve a reorganization of the Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of the Fund would be submitted to the shareholders of the Fund for their approval.
PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

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Declining Yield Risk—As the Fund is in the final year of its operations, the bonds held by the Fund are maturing and the Fund’s portfolio is transitioning to cash and cash equivalents. Accordingly, the Fund’s yield will generally tend to move toward the yield of cash and cash equivalents and thus may be lower than the yields of the bonds previously held by the Fund and/or prevailing yields for bonds in the market.

Extension Risk—During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Fund’s income.

Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector.

Fluctuation of Yield and Liquidation Amount Risk—The Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions and liquidation proceeds are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount on liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in corporate bonds. If the amount you receive as liquidation proceeds upon the Fund’s termination is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

Foreign Issuers Risk—The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, which have different risks than investing in U.S. companies. These include risks associated with differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions of the flow of international capital.

Income Risk—The Fund's income may decline during a period of falling interest rates if the Fund holds floating or variable rate debt securities or when the Fund experiences defaults on debt securities it holds. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Interest Rate Risk—Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund's investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Adviser for purposes of the Fund’s net asset value ("NAV"), causing the Fund to be less liquid and unable to realize what the Investment Adviser believes should be the price of the investment. Valuation of Fund investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the historically low interest rate environment as of the date of this prospectus.

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Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities. These securities generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Risk of Cash Transactions—In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance

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of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one and five year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at guggenheiminvestments.com.

Calendar Year Total Return as of 12/31

The Fund’s year-to-date total return was 0.55% as of June 30, 2017.

Highest Quarter Return Q1 2012 4.37%	Lowest Quarter Return Q2 2013 -2.14%

Average Annual Total Returns (for the periods ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 year	5 Years	Since Inception (6/7/2010)
Returns Before Taxes	1.76%	3.25%	4.02%
Returns After Taxes on Distributions	1.17%	2.49%	3.14%
Returns After Taxes on Distributions and Sale of Fund Shares	1.00%	2.18%	2.76%
Nasdaq BulletShares® USD Corporate Bond 2017 Index (reflects no deduction for fees, expenses or taxes)	2.00%	3.56%	4.42%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	3.21%

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MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Jeremy Neisewander, Vice President and Portfolio Manager. Messrs. Byrum and King have each managed the Fund’s portfolio since December 2013. Mr. Neisewander has managed the Fund’s portfolio since May 2016.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 150,000 Shares. Creation Unit transactions are typically constructed in exchange for the deposit or delivery of securities specified by the Fund and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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227 West Monroe Street Chicago, Illinois 60606 800.820.0888 guggenheiminvestments.com

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